UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.     )

[ x ] Filed by the Registrant
[   ] Filed by a Party other than the Registrant

Check the appropriate box:

[ x ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6
      (e) (2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to 167; 240.14a-12

                            MYLAN LABORATORIES INC.
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                (Name of Registrant as Specified In Its Charter)
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 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6 (i) (4) and 0-11



1)  Title of each class of securities to which transaction applies:

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2)  Aggregate number of securities to which transaction applies:

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3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)  Proposed maximum aggregate value of transaction:

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5)  Total fee paid:

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[   ]  Fee paid previously with preliminary materials.
[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


1)  Amount Previously Paid:

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2)  Form, Schedule or Registration Statement No.:

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3)  Filing Party:

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4)  Date Filed:

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                SIGN, DATE AND RETURN THE BLUE PROXY CARD TODAY.

      REGARDLESS OF HOW MANY SHARES YOU OWN, YOUR VOTE IS VERY IMPORTANT.
                                             ---------------------------



                                   IMPORTANT!
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1.   VOTE EACH BLUE PROXY CARD received since each account must be voted separately. Only your latest dated proxy counts.

2.   SIGN your proxy exactly as your name appears on the mailing label.

       Joint Owners: If shares are registered in the name of more than one person, each person should sign the proxy.

       Include Your Title or Authority: If signing as attorney, executor, administrator, corporate officer, trustee or guardian, please give your full title as such.

3.   DATE your proxy.

4.   RETURN your proxy card in the enclosed envelope.

5. We urge you: Do NOT sign and return any white proxy card sent to you by Carl Icahn or his controlled entity, High River Limited Partnership - even as a protest vote.

       If you have sent a white proxy card to Carl Icahn or his controlled entity, High River Limited Partnership, you have every right to change your vote. You may revoke that proxy, and vote as recommended by Mylan's
       Board of Directors by signing, dating and mailing this BLUE proxy card in the enclosed envelope.



                                PLEASE ACT TODAY

                             YOUR VOTE IS IMPORTANT

              IF YOU HAVE ANY QUESTIONS ON HOW TO VOTE YOUR SHARES, PLEASE CALL
OUR PROXY SOLICITOR:

                       MORROW & CO. AT (800) 607 - 0088.

             ______________________________________________________

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                            MYLAN LABORATORIES INC.

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                        SPECIAL MEETING OF SHAREHOLDERS

                        PLEASE SIGN, DATE AND MAIL YOUR
                   BLUE PROXY CARD BACK AS SOON AS POSSIBLE!


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                              [PROXY CARD - FRONT]

                                                              BLUE PROXY CARD

                            MYLAN LABORATORIES INC.

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
                            MYLAN LABORATORIES INC.
                    FOR THE SPECIAL MEETING OF SHAREHOLDERS
                              TO BE HELD [ DATE ]


     The undersigned hereby appoints [ ] and [ ], each with full power to act without the other, as proxies, with full power of substitution and resubstitution, for and in the name of the undersigned to vote and act with respect to all shares of common stock of MYLAN LABORATORIES INC. ("Mylan") standing in the name of the undersigned on October 18, 2004, or with respect to which the undersigned is entitled to vote and act, at the Special Meeting of Shareholders of Mylan to be held [ DATE ], at [ TIME ] local time at [ ADDRESS
], and at any and all adjournments, postponements or reschedulings thereof, with all the powers the undersigned would possess if personally present.

     The undersigned hereby revokes all proxies heretofore given by the undersigned to vote or act at said meeting, and hereby ratifies and confirms all that the proxy holders identified on the reverse side, or their substitutes, or any of them, may lawfully do by virtue hereof. Receipt is hereby acknowledged of the notice of special meeting and the joint proxy statement/prospectus of Mylan Laboratories Inc. and King Pharmaceuticals, Inc.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)


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                                                              BLUE PROXY CARD
                              [PROXY CARD - BACK]

THE MYLAN BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ITEM 1 BELOW.

1. To approve the issuance of Mylan Laboratories Inc. common stock to shareholders of King Pharmaceuticals, Inc., pursuant to the merger contemplated by the Agreement and Plan of Merger dated as of July 23, 2004, by and among Mylan, Summit Merger
     Corporation (a Pholly-owned subsidiary of Mylan) and King:

     FOR ____           AGAINST ____   ABSTAIN ____



    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY,
WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. THIS PROXY
WILL BE VOTED FOR ITEM 1 IF NO CHOICE IS SPECIFIED. IN ADDITION, THIS PROXY
WILL BE VOTED UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL
MEETING, AND AT ANY AND ALL ADJOURNMENTS, POSTPONEMENTS OR RESCHEDULINGS
THEREOF (INCLUDING ADJOURNMENTS TO SOLICIT ADDITIONAL PROXIES).

   PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

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
SIGNATURE(S)__________________________________________                DATE_________________________________,2004

SIGNATURE(S)__________________________________________                TITLE________________________________

NOTE: Please sign exactly as your name or names appear on the proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian or in any other fiduciary or representative capacity, please give full title as such. If the signer is a corporation, please sign the full corporate name by a duly authorized officer giving full title as such. If signer is a partnership, please sign in the partnership's name by an authorized person.

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